SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           February 17, 2015
                             Date of Report
                 (Date of Earliest Event Reported)

                            MONTBRIAR, INC.
           (Exact Name of Registrant as Specified in its Charter)

                  OWL VALLEY ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)


Delaware                       000-55306                 47-2151496
(State or other                                        (IRS Employer
jurisdiction            (Commission File Number)      Identification No.)
of incorporation)

                           Montbriar, Inc.
                        4417 Hudson Bend Road
                         Austin, Texas 78734
              (Address of Principal Executive Offices)

                        215 Apolena Avenue
                 Newport Beach, California 92662
          (Former Address of Principal Executive Offices)

                           888-789-5350
                  (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On February 18, 2015, Montbriar, Inc. (formerly Owl Valley Acquisition Corporation) (the "Registrant" or the "Company") issued 3,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 85% of the total outstanding 3,500,000 shares of common stock as follows:

              Jeremy T. Monte          3,000,000

    With the issuance of the shares and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination.
The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On February 17, 2015, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950. The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on November 3, 2014 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will combine with a private Nevada corporation with a similar name which is the parent company to several subsidiaries with the primary focus to develop the best-in-class nutritional programs and technology-driven solutions for the small business community. Management of the private company has built its infrastructure to allow its subsidiaries, while individually operated, to work simultaneously. The private company is an Hispanic owned and operated company.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On February 17, 2015, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On February 17, 2015, James McKillop resigned as the Registrant's vice president and director.

    On February 18, 2015, Jeremy T. Monte was named President, Secretary and Chief Financial Officer of the Registrant

    On February 18, 2015, the Jeremy T. Monte was named director of the
Registrant:

    Jeremy T. Monte, Esq., serves as the Chief Executive Officer, secretary, Chief Financial Officer and a director of the Company. Mr. Monte has worked in the financial service industry for over ten years and is licensed and registered to provide financial products and services to individual and small businesses striving to meet financial, retirement. estate planning and asset allocation needs. Mr. Monte received a Juris Doctor degree from Catholic University School of Law and a Bachelor of Arts degree in Political Science from St. John Fisher College. While attending law school, Mr. Monte served as the Assistant Death Penalty Clerk and Assistant Public Affairs Clerk at the Supreme Court of the United States. Mr. Monte began his legal career as a white collar criminal attorney with Nixon Peabody, LLC, Washington, D.C. In 2003, Mr. Monte decided to pursue his desire to be an independent businessman and joined his father's firm, Harbor Capital Advisory Services, Inc., as a financial advisor. In less than ten years, Mr. Monte was successful in growing the assets under management at Harbor Capital from $12,000,000 to $118,000,000.

                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                      MONTBRIAR, INC.


Date: February 18, 2015               Jeremy T. Monte, Esq.
                                      President